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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 29, 2000


                              HTTP TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    0-26886                  13-3758042
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)


               46 Berkeley Square, London W1J 5AT, United Kingdom
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      (Address of Principal Executive Offices)              (Zip Code)

                               011-44 20 7598-4070
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)






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ITEM 2.           ACQUISITION OR DISPOSTION OF ASSETS.

     On December 29, 2000, HTTP Technology, Inc. (the "Company") acquired all of the issued and outstanding shares of HTTP Insights Limited ("Insights"), (formerly Nightingale Technologies), in a stock-for-stock transaction (the "Offer"). Pursuant to the Offer, on February 22, 2001, the Company isued 15,000,000 shares of its Common Stock, par value $.001, upon its receipt of validation by the Defence Evaluation and Research Agency ("DERA") as to the technical and commercial viability of Insights' proprietary technology. A further 15,000,000 shares will be issued either upon the Company's first use of a medical imaging prototype for scan analysis with third parties or upon appropriate validation being provided to DERA as to the technical novelty and commerical viability of same, whichever shall be earlier.

     Insights is a technology development company which has developed a revolutionary, proprietary Data Classification Engine ("DCE"). The Company is currently focused on in-house development of the initial technology platform as well as the commercialization of its technology applications, which it seeks to achieve through a combination of joint ventures and licensing agreements.

     The Company's DCE is not a stand-alone product in its own right but rather a component of several potential applications, including: data mining, medical image analysis or speech recognition. The performance of such software applications is primarily determined by the speed and accuracy of the data classification engine which drives them. The Company's DCE consists of four modules: (i) a hierarchical clustering algorithm; (ii) a statistical modeling algorithm; (iii) a data classification algorithm; and (iv) a prediction algorithm. A process which combines these modules is capable of delivering unparalleled accuracy without compromising processing speed.

     The Company owns the intellectual property rights to this unique technology which pertains to both products and processes. The Company has also taken appropriate steps to protect its proprietary technology through strict security protocols and the filing of multiple patent applications.

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In order to speed the development process, the Company has approached third party software developers to assist in the internal development of specific applications for data analysis and classification from the Data Classification Engine. The Company intends to undertake a number of joint ventures with partners who have existing distribution infrastructures and are market leaders in their respective fields. The outsourcing of software development and cost sharing with third-party vendors and joint venture partners may lead to a significant reduction in development costs and time to market.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED
                            The audited financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K.


                  (b)   PRO FORMA FINANCIAL INFORMATION
                            The PRO FORMA financial information will be filed by amendment to this Current Report on Form 8-K.


                  (c)   EXHIBITS

                            EXHIBIT 10.1 Share Sale Agreement, between Nightingale Technologies Limited and HTTP Technology, Inc. (filed herewith)

                            EXHIBIT 99.1 Letter dated February 20, 2001 from DERA to the Company summarizing results of DCE testing. (filed herewith)


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          HTTP TECHNOLOGY, INC.



                                          By: /s/ JASON E. FORSYTH
                                              --------------------
                                              Jason E. Forsyth
                                              Chief Financial Officer


Date:  March 7, 2001